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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cullen/Frost Bankers, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 West Houston Street
San Antonio, Texas 78205

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 18, 2005

To the Shareholders of
CULLEN/ FROST BANKERS, INC.:
      The Annual Meeting of Shareholders of Cullen/ Frost Bankers, Inc. (“Cullen/ Frost”) will be held in the Commanders Room at The Frost National Bank, 100 West Houston Street, San Antonio, Texas, on Wednesday, May 18, 2005, at 10:00 a.m., San Antonio time, for the following purposes:

1.	To elect five nominees to serve as a Class III director for a three-year term that will expire at the 2008 Annual Meeting of Shareholders; and

2.	To approve the Cullen/Frost Bankers, Inc. 2005 Omnibus Incentive Plan; and

3.	To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2005; and

4.	To transact any other business that may properly come before the meeting.
      You must be a shareholder of record at the close of business on April 8, 2005 to vote at the Annual Meeting. In order to hold the meeting, holders of a majority of the outstanding shares must be present either in person or by proxy.
      Your vote is important, so please promptly complete and return the enclosed proxy card in the postage prepaid envelope provided.
      All shareholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

STAN McCORMICK
Corporate Secretary
Dated: April 18, 2005

i

100 West Houston Street
San Antonio, Texas 78205

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 18, 2005

INTRODUCTION
      The Board of Directors of Cullen/Frost Bankers, Inc. (“Cullen/Frost” or the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders. The meeting will be held in the Commanders Room at The Frost National Bank, 100 West Houston Street, San Antonio, Texas, on Wednesday, May 18, 2005 at 10:00 a.m., San Antonio time. This Proxy Statement and the accompanying proxy card will be mailed to shareholders beginning on or about April 18, 2005.
Record Date and Voting Rights
      The close of business on April 8, 2005 has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. The only class of securities of Cullen/Frost outstanding and entitled to vote at the Annual Meeting is Common Stock, par value $0.01 per share. On April 8, 2005, there were outstanding 51,841,353 shares of Common Stock, with each share entitled to one vote.
Proxies
      All shares of Cullen/Frost Common Stock represented by properly executed proxies, if timely returned and not subsequently revoked, will be voted at the Annual Meeting in the manner directed in the proxy. If a properly executed proxy does not provide directions, it will be voted for all proposals listed on the proxy and in the discretion of the persons named as proxies with respect to any other business that may properly come before the meeting.
      A shareholder may revoke a proxy at any time before it is voted by delivering a written revocation notice to the Corporate Secretary of Cullen/Frost Bankers, Inc., 100 West Houston Street, San Antonio, Texas 78205. A shareholder who attends the Annual Meeting may, if desired, vote by ballot at the meeting, and such vote will revoke any proxy previously given.
Quorum and Voting Requirements
      A quorum of shareholders is required to hold a valid meeting. If the holders of at least a majority of the issued and outstanding shares of Company Common Stock are present at the Annual Meeting in person or represented by proxy, a quorum will exist. Shares for which votes are withheld, as well as abstentions and broker non-votes, are counted as “present” for establishing a quorum.
      Directors are elected by a plurality of the votes cast at the Annual Meeting. Accordingly, the nominees receiving the highest number of votes will be elected. In the election of Directors, votes may be cast “for” or “withhold authority” with respect to any or all nominees. Votes that are “withheld” will be excluded entirely from the vote and will have no effect on the outcome of the vote.

      With respect to other matters, including approval of the Cullen/Frost Bankers, Inc. 2005 Omnibus Incentive Plan (the “Plan”) and ratification of the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2005, the affirmative vote of the holders of a majority of the outstanding shares having voting power present in person or represented by proxy will be the act of the shareholders. In the voting for these other matters, shares may be voted “for” or “against” or “abstain”. An abstention will have the effect of a vote against these other matters.
      Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. (“NYSE”), a member broker that holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE rules permit member brokers that do not receive instructions to vote on the election of Directors and the proposal to ratify the selection of Ernst & Young LLP to act as Cullen/Frost’s independent auditors, but do not permit such brokers to vote on the proposal to approve the Plan. Under NYSE rules, the proposal to approve the Plan is a “non-discretionary” item, which means that NYSE member brokers that have not received instructions from beneficial owners of Company Common Stock do not have discretion to vote the shares of Company Common Stock held by those beneficial owners on the Plan. Because the affirmative vote of the holders of a majority of the outstanding shares having voting power present in person or represented by proxy is necessary to approve the Plan, any such broker non-votes will have no effect on the outcome of the vote.
Expenses of Solicitation
      Cullen/Frost will pay the expenses of the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, Directors, officers, and employees of Cullen/Frost may solicit proxies by telephone, facsimile, in person or by other means of communication. Cullen/Frost also has retained Georgeson Shareholder Communications Inc. (“Georgeson”) to assist with the solicitation of proxies. Directors, officers, and employees of Cullen/Frost will receive no additional compensation for the solicitation of proxies, and Georgeson will receive a fee not to exceed $6,500.00, plus reimbursement for out-of-pocket expenses. Cullen/Frost has requested that brokers, nominees, fiduciaries, and other custodians forward proxy-soliciting material to the beneficial owners of Cullen/Frost Common Stock. Cullen/Frost will reimburse these persons for out-of-pocket expenses they incur in connection with its request.

ELECTION OF DIRECTORS
(Item 1 on Proxy Card)
      The Company’s Bylaws provide for a classified Board of Directors. Directors are assigned to one of three classes, and all classes are as equal in number as possible. The term of office of Class III will expire at the 2005 Annual Meeting. The term of office of Class I will expire at the 2006 Annual Meeting, and the term of office of Class II will expire at the 2007 Annual Meeting.
      The following four Directors currently assigned to Class III have been nominated to serve for a new three-year term: Mr. R. Denny Alexander, Mr. Carlos Alvarez, Mr. Ruben M. Escobedo and Ms. Ida Clement Steen. The following two Directors currently assigned to Class III are not standing for re-election and will be retiring from the Board of Directors after the Annual Meeting pursuant to the Board of Directors’ retirement age policy: Mr. Eugene H. Dawson, Sr. and Mr. Joe R. Fulton. If any Director is unable to stand for re-election the Board may fill a directorship. The Board has nominated Mr. Royce S. Caldwell, who currently serves as a Class II Director, for election as a Class III Director to assist in equalizing the number of Directors in Class III. If any nominee is unable to serve, the individuals named as proxies on the enclosed proxy card will vote the shares to elect the remaining nominees and any substitute nominee or nominees designated by the Board.
      The tables below provide information on each nominee, as well as each Director whose term continues after the meeting.
Nominees for Three-Year Term Expiring in 2008 (Class III):

				Shares Owned(1,2)

				Amount and
				Nature of
		Principal Occupation	Director	Beneficial
Name	Age	During Past Five Years	Since	Ownership		Percent

R. Denny Alexander	59	Investments; former Chairman, Overton Bank & Trust and former Director, Overton Bancshares, Inc. (merged with Cullen/Frost)	1998	132,550	(3)	0.25%
Carlos Alvarez	54	Chairman, President and Chief Executive Officer of The Gambrinus Company	2001	26,000		0.05%
Royce S. Caldwell	66	Former Vice Chairman, SBC Corporation, SBC Communications Inc.	1994	12,800		0.02%
Ruben M. Escobedo	67	Certified Public Accountant	1996	29,000		0.05%
Ida Clement Steen	52	Investments	1996	26,300	(4)	0.05%

Directors Continuing in Office — Term Expiring in 2007 (Class II):

				Shares Owned(1,2)

				Amount and
				Nature of
		Principal Occupation	Director	Beneficial
Name	Age	During Past Five Years	Since	Ownership		Percent

Richard W. Evans, Jr.	58	Chairman of the Board, Chief Executive Officer, and President of Cullen/Frost; Chairman of the Board and Chief Executive Officer of The Frost National Bank, a Cullen/Frost subsidiary	1993	803,491	(5, 6)	1.51%
T. C. Frost	77	Senior Chairman of the Board of Cullen/Frost	1966	1,249,922	(5,7)	2.35%
Preston M. Geren III	53	Special Assistant to the Secretary of Defense; Attorney; former Management Consultant, Public Strategies, Inc; former U.S. Congressman, 12th District of Texas	2001	253,840	(8)	0.48%
Karen E. Jennings	54	Senior Executive Vice President Human Resources and Communications, SBC Communications Inc.	2001	2,100		0.00%
Richard M. Kleberg, III	62	Investments	1992	34,425	(9)	0.06%
Horace Wilkins, Jr.	54	Former President, Special Markets, SBC Communications Inc.; former Regional President, Southwestern Bell Telephone Co.	1997	2,400		0.00%

Directors Continuing in Office — Term Expiring in 2006 (Class I):

				Shares Owned(1,2)

				Amount and
				Nature of
		Principal Occupation	Director	Beneficial
Name	Age	During Past Five Years	Since	Ownership		Percent

Isaac Arnold, Jr.	69	Oil, real estate, investments	1977	43,968		0.08%
Harry H. Cullen	69	Oil, real estate, investments	1993	265,542	(10)	0.50%
Patrick B. Frost	45	President, The Frost National Bank, a Cullen/Frost subsidiary	1997	361,881	(5, 11)	0.68%
James L. Hayne	71	Chairman, Catto & Catto Insurance	1977	152,416	(12)	0.29%
Robert S. McClane	66	President, McClane Partners, LLC; former Director of Prodigy Communications Corp.; former President of Cullen/Frost	1985	31,972		0.06%
Mary Beth Williamson	71	Education (Consultant)	1996	22,880		0.04%

(1)	Beneficial ownership is stated as of December 31, 2004, except for Mr. T.C. Frost and Mr. Horace Wilkins, Jr., which is stated as of February 10, 2005 and Ms. Karen E. Jennings, which is stated as of February 14, 2005. The owners have sole voting and sole investment power for the shares of Company Common Stock reported unless otherwise indicated. Beneficial ownership includes the following shares that the individual had a right to acquire pursuant to stock options exercisable within sixty (60) days from December 31, 2004 (or February 10, 2005, in the case of Mr. T.C. Frost and Mr. Horace Wilkins, Jr. or February 14, 2005 in the case of Ms. Karen E. Jennings): Mr. T. C. Frost 148,000; Mr. Richard W. Evans, Jr. 507,000; Mr. Patrick B. Frost 202,000; Mr. Harry H. Cullen, Jr, Mr. James L. Hayne and Mr. Richard M. Kleberg, III 26,000; Ms. Ida Clement Steen 24,000; Mr. Ruben M. Escobedo 23,000; Ms. Mary Beth Williamson 22,000; Mr. R. Denny Alexander 20,000; Mr. Robert S. McClane and Mr. Isaac Arnold, Jr. 16,000; Mr. Carlos Alvarez, Mr. Royce S. Caldwell and Mr. Preston M. Geren III 12,000; Ms. Karen E. Jennings and Mr. Horace Wilkins, Jr. 2,000;. The number of shares of Cullen/Frost Common Stock beneficially owned by all Directors, nominees and named executive officers as a group is disclosed on page 18.

(2)	Reflects 2-for-1 stock split of the Company’s Common Stock in each of 1996 and 1999.

(3)	Includes 21,000 shares held by a charitable foundation for which Mr. R. Denny Alexander disclaims beneficial ownership.

(4)	Includes 1,100 shares for which Ms. Ida Clement Steen shares voting and investment power with her husband.

(5)	Includes the following shares allocated under the 401(k) Stock Purchase Plan for Employees of Cullen/ Frost Bankers, Inc. for which each beneficial owner has both sole voting and sole investment power: Mr. T. C. Frost 48,284; Mr. Richard W. Evans, Jr. 38,931; and Mr. Patrick B. Frost 17,580.

(6)	Includes 120,003 shares held by a family limited partnership of which the general partner is a limited liability company of which Mr. Richard W. Evans, Jr. is the sole manager.

(7)	Includes (a) 664,911 shares held by a limited partnership of which the general partner is a limited liability company of which Mr. T.C. Frost is the sole manager, (b) 336,992 shares held by various trusts of which Mr. T.C. Frost is the trustee, and (c) 33,684 shares held by the Pat and Tom Frost Foundation Trust for which Mr. T.C. Frost disclaims beneficial ownership.

(8)	Includes (a) 58,390 shares held by a family limited partnership of which Mr. Preston M. Geren III is a general partner and of which Mr. Preston M. Geren III and his wife are limited partners and for which Mr. Preston M. Geren III shares voting and investment power, (b) 4,310 shares for which Mr. Preston M. Geren III shares voting and investment power with his wife, and (c) 26,520 shares held by family trusts for which Mr. Preston M. Geren III disclaims beneficial ownership.

(9)	Includes 8,400 shares held by a family partnership for which Mr. Richard M. Kleberg, III has sole voting and sole investment power.

(10)	Includes 57,656 shares held by trusts for which Mr. Harry H. Cullen shares voting power and investment power.

(11)	Includes (a) 43,582 shares held by a trust of which Mr. Patrick B. Frost is the trustee, (b) 12,270 shares held by Mr. Patrick B. Frost’s children for which Mr. Patrick B. Frost is the custodian, and (c) 630 shares held by Mr. Patrick B. Frost’s wife for which Mr. Patrick B. Frost disclaims beneficial ownership.

(12)	Includes 106,820 shares held by a limited partnership in which Mr. James L. Hayne’s wife owns an interest. Mr. James L. Hayne disclaims beneficial ownership of such shares.

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS
Meetings and Attendance
      The Board of Directors had four meetings in 2004. Each of the Company’s current Directors attended at least 75 percent of the meetings of the Board and the Committees of the Board on which he or she served during 2004.
      At the meeting of the Board of Directors held on October 28, 2004, the Board adopted a policy that encourages Directors to attend Annual Meetings of Shareholders. In furtherance of this policy, the Board will hold one of its meetings on the same day as the 2005 Annual Meeting. In 2004, four Directors attended the Annual Meeting.
Committees of the Board
      The Board of Directors has five Committees, each of which is described in the chart below.

			Meetings
Committee	Members	Primary Responsibilities	in 2004

Audit	Eugene H. Dawson, Sr. (Chair) Isaac Arnold, Jr. Royce S. Caldwell Ruben M. Escobedo Richard M. Kleberg, III	• Assists Board oversight of the integrity of Cullen/Frost’s financial statements, Cullen/Frost’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the independent auditors and Cullen/Frost’s internal audit function. • Appoints, compensates, retains and oversees the independent auditors, and pre-approves all audit and non-audit services.	6
Compensation and Benefits	Mary Beth Williamson (Chair) Ruben M. Escobedo Karen E. Jennings	• Oversees the development and implementation of Cullen/Frost’s compensation and benefit programs. • Reviews and approves the corporate goals and objectives relevant to the compensation of the CEO, evaluates the CEO’s performance based on these goals and objectives and sets the CEO’s compensation based on the evaluation. • Administers Cullen/Frost’s compensation and benefit plans.	2
Corporate Governance and Nominating	Mary Beth Williamson (Chair) Ruben M. Escobedo Karen E. Jennings	• Maintains and reviews Cullen/Frost’s corporate governance principles. • Oversees and establishes procedures for the evaluation of the Board. • Identifies and recommends candidates for election to the Board.	2
Executive	Richard W. Evans, Jr. (Chair) Patrick B. Frost T.C. Frost	• Acts for the Board of Directors between meetings, except as limited by resolutions of the Board, Cullen/Frost’s Articles of Incorporation or By-Laws and applicable law.	3

			Meetings
Committee	Members	Primary Responsibilities	in 2004

Strategic Planning	Richard W. Evans, Jr. (Chair) R. Denny Alexander Isaac Arnold, Jr. Royce S. Caldwell Eugene H. Dawson, Sr. T.C. Frost James L. Hayne	• Analyzes the strategic direction for Cullen/Frost, including reviewing short-term and long-term goals. • Monitors Cullen/Frost’s corporate mission statement and capital planning.	4
      The Board has adopted written charters for the Audit Committee, the Compensation and Benefits Committee and the Corporate Governance and Nominating Committee. The charter for the Audit Committee is attached as Annex A to this Proxy Statement. It is also available, together with the charter for the Compensation and Benefits Committee and the charter for the Corporate Governance and Nominating Committee, at www.frostbank.com.
      As described in more detail below under “Certain Corporate Governance Matters — Director Independence,” the Board has determined that each member of the Audit Committee, the Compensation and Benefits Committee and the Corporate Governance and Nominating Committee is independent within the meaning of the rules of the NYSE. The Board has also determined that each member of the Audit Committee is independent within the meaning of the rules of the Securities and Exchange Commission (the “SEC”). In addition, the Board has determined that each member of the Audit Committee is “financially literate” and that at least one member of the Audit Committee has “accounting or related financial management expertise,” in each case within the meaning of the NYSE’s rules. The Board has also determined that Mr. Ruben M. Escobedo is an “audit committee financial expert” within the meaning of the SEC’s rules.
Director Nomination Process
      The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors and for recommending to the Board the nominees to stand for election as Directors.
      In identifying Director candidates, the Corporate Governance and Nominating Committee may seek input from Cullen/Frost’s management and from current members of the Board. In addition, it may use the services of an outside consultant, although it has not done so in the past. The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders. Shareholders that wish to recommend candidates may do so by writing to the Corporate Governance and Nominating Committee of Cullen/Frost Bankers, Inc., c/ o Corporate Secretary, 100 West Houston Street, San Antonio, Texas 78205. Recommendations may be submitted at any time, but recommendations for consideration as nominees at the Annual Meeting of Shareholders must be received not less than 120 days before the first anniversary of the date of the proxy statement released to shareholders in connection with the previous year’s Annual Meeting. Therefore, to recommend a candidate for consideration as a nominee for Director at the 2006 Annual Meeting, a shareholder must submit the recommendation by December 19, 2005. The written recommendation must include the name of the candidate, the number of shares of Cullen/Frost Common Stock owned by the candidate and the information regarding the candidate that would be included in a proxy statement for the election of Directors pursuant to paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC.
      In evaluating Director candidates, the Corporate Governance and Nominating Committee initially considers the Board’s need for additional or replacement Directors. It also considers the criteria approved by the Board and set forth in Cullen/Frost’s Corporate Governance Guidelines, which include, among other things, the candidate’s personal qualities (in light of the Company’s core values and mission statement), accomplishments and reputation in the business community, the fit of the candidate’s skills and personality with those of other Directors and candidates and the ability of the candidate to commit adequate time to Board and committee matters. The objective is to build a Board that is effective, collegial and responsive to the needs of Cullen/ Frost. In addition, considerable emphasis is given to Cullen/ Frost’s mission statement and core values, statutory and regulatory requirements, the Board’s goal of having a substantial majority of independent directors and the Board’s retirement policy.
      The Corporate Governance and Nominating Committee evaluates all Director candidates in the same manner, including candidates recommended by shareholders. In considering whether candidates satisfy the criteria described above, it will initially utilize the information it receives with the recommendation or otherwise possesses. If it determines, in consultation with other Board members, including the Chairman, that more information is needed, it may, among other things, conduct interviews.
Director Compensation
      Cullen/ Frost employees receive no fees for their services as members of the Board of Directors or any of its committees. Non-employee Directors receive an annual retainer fee of $8,000 and $2,000 for each Board meeting attended. In addition, non-employee Directors receive $1,000 for attending each meeting of a committee of the Board to which they have been appointed, except that the Chairman of the Audit Committee receives $1,500 for each meeting of the Audit Committee attended. Non-employee Directors are also eligible to receive stock options each year under Cullen/ Frost’s 1997 Director Stock Plan. In July 2004, each non-employee Director received options to purchase 2,000 shares of the Company’s Common Stock. A total of 32,000 stock options were granted to non-employee Directors in 2004. The options have a term of six years from the date of the grant, are exercisable immediately from the date of the grant and have an exercise price of $43.08, which is equal to the closing price of the Company’s Common Stock on the date of the grant.
      In addition, the Board of Directors also serves as the Board of Directors for The Frost National Bank, a subsidiary of Cullen/ Frost, and non-employee Directors receive fees for serving in this capacity. In particular, non-employee Directors receive $2,000 for each meeting of such Board attended and $1,000 for attending each meeting of a committee of such Board to which they have been appointed.
Other Directorships
      The following are directorships held by nominees and Directors in public companies other than Cullen/ Frost, or in registered investment companies:

Mr. Arnold	Plains Exploration & Production Company
Mr. Caldwell	SABRE Corporation
Mr. Escobedo	Valero Energy Corporation
Mr. Geren	Anadarko Petroleum Corporation
Miscellaneous Information
      There are no arrangements or understandings between any nominee or Director of Cullen/ Frost and any other person regarding such nominee’s or Director’s selection as such, except that Mr. Robert S. McClane’s retirement agreement with Cullen/ Frost provides that, until he reaches age 70, subject to the sole discretion of the Board of Directors, he will be considered as a candidate for reelection to the Board. In addition, pursuant to such retirement agreement, Mr. McClane is entitled to office space and secretarial services and support until he reaches age 70. The only family relationships among the Directors or executive officers of Cullen/ Frost that are first cousin or closer are those of Messrs. T.C. Frost and Patrick B. Frost, who are father and son, and Messrs. Harry H. Cullen and Isaac Arnold, Jr., who are first cousins.

CERTAIN CORPORATE GOVERNANCE MATTERS
       Cullen/ Frost believes that it has operated over the years with sound corporate governance practices that exemplify its commitment to integrity and protect both the interests of its shareholders and the other constituencies that it serves. These practices include a substantially independent Board of Directors, periodic meetings of non-management Directors and a sound and comprehensive code of conduct, which obligates Directors and all employees to adhere to the highest legal and ethical business practices. A review of some of Cullen/ Frost’s corporate governance measures is set forth below.
Director Independence
      The Board of Directors believes that a substantial majority of its members should be independent within the meaning of the NYSE’s rules. To this end, the Board reviews annually the relevant facts and circumstances regarding relationships between Directors and Cullen/ Frost. The purpose of the Board’s review is to determine whether any Director has a material relationship with Cullen/ Frost (either directly or as a partner, shareholder or officer of an organization that has a relationship with Cullen/ Frost).
      In connection with the Board’s latest review, the Board determined that the following Directors, which compose 84% of the Board, are independent within the meaning of the NYSE’s rules: Mr. R. Denny Alexander, Mr. Carlos Alvarez, Mr. Isaac Arnold, Jr., Mr. Royce S. Caldwell, Mr. Harry H. Cullen, Mr. Eugene H. Dawson, Sr., Mr. Ruben M. Escobedo, Mr. Joe R. Fulton, Mr. Preston M. Geren III, Mr. James L. Hayne, Ms. Karen E. Jennings, Mr. Richard M. Kleberg, III, Mr. Robert S. McClane, Ms. Ida Clement Steen, Mr. Horace Wilkins, Jr. and Ms. Mary Beth Williamson. Mr. T.C. Frost, Mr. Richard W. Evans and Mr. Patrick B. Frost are not independent because they are executive officers of Cullen/ Frost.
      In making its independence determinations, the Board considers the NYSE’s rules, as well as the standards set forth below. The Board adopted these standards pursuant to the NYSE’s rules to assist it in making independence determinations. For purposes of the standards, the term “Cullen/ Frost entity” means, collectively, Cullen/ Frost and each of its subsidiaries.
      Credit Relationships. A proposed or outstanding relationship that consists of an extension of credit by a Cullen/ Frost entity to a Director or a person or entity that is affiliated, associated or related to a Director should not be deemed to be a material relationship if it satisfies each of the following criteria:

•	It is not categorized as “classified” by the Cullen/ Frost entity or any regulatory authority that supervises the Cullen/ Frost Entity.

•	It is made on terms and under circumstances, including credit standards, that are substantially similar to those prevailing at the time for comparable relationships with other unrelated persons or entities and, if subject to the Federal Reserve Board’s Regulation O (12 C.F.R. Part 215), is made in accordance with Regulation O.

•	In the event that it was not made, in the case of a proposed extension of credit, or it was terminated in the normal course of the Cullen/ Frost entity’s business, in the case of an outstanding extension of credit, the action would not reasonably be expected to have a material adverse effect on the Director or the business, results of operations or financial condition of any person or entity related to such Director.
      Non-Credit Banking or Financial Products or Services Relationships. A proposed or outstanding relationship in which a Director or a person or entity that is affiliated, associated or related to a Director procures non-credit banking or financial products or services from a Cullen/ Frost entity should not be deemed to be a material relationship if it (i) has been or will be offered in the ordinary course of the Cullen/ Frost entity’s business and (ii) has been or will be offered on terms and under circumstances that were or are substantially similar to those prevailing at the time for comparable non-credit banking or financial products or services provided by the Cullen/ Frost entity to other unrelated persons or entities.

      Property or Services Relationships. A proposed or outstanding relationship in which a Director or a person or entity that is affiliated, associated or related to a Director provides property or services to a Cullen/ Frost entity should not be deemed to be a material relationship if the property or services (i) have been or will be procured in the ordinary course of the Cullen/ Frost entity’s business and (ii) have been or will be procured on terms and under circumstances that were or are substantially similar to those that the Cullen/ Frost entity would expect in procuring comparable property or services from other unrelated persons or entities.
Meetings of Non-Management Directors
      Cullen/ Frost’s non-management Directors meet in executive sessions without members of management present at each regularly scheduled meeting of the Board. The Chair of the Board’s Corporate Governance and Nominating Committee, who is currently Ms. Mary Beth Williamson, presides at the executive sessions.
Communications with Directors
      The Board of Directors has established a mechanism for shareholders or other interested parties to communicate with the non-management Directors as a group and the presiding non-management Director. All such communications should be addressed to the Board of Directors of Cullen/ Frost Bankers, Inc., c/o Corporate Counsel, 100 West Houston Street, San Antonio, Texas 78205.
      In addition, the Board of Directors has established a mechanism for shareholders or other interested parties that have concerns or complaints regarding accounting, internal accounting controls or auditing matters to communicate them to the Audit Committee. Such concerns or complaints should be addressed to the Audit Committee of Cullen/ Frost Bankers, Inc., c/o Corporate Counsel, 100 West Houston Street, San Antonio, Texas 78205.
      For shareholders or other interested parties desiring to communicate with the non-management Directors, the presiding non-management Director or the Audit Committee by e-mail or telephone, please see the information set forth on Cullen/ Frost’s website at www.frostbank.com.
Corporate Governance Guidelines
      The Board of Directors has adopted Corporate Governance Guidelines, which reaffirm Cullen/ Frost’s commitment to having strong corporate governance practices. The Guidelines set forth, among other things, the policies of the Board with respect to Board composition, selection of Directors, retirement of Directors, Director orientation and continuing training, executive sessions of non-management Directors, Director compensation and Director responsibilities. The Guidelines are available on Cullen/ Frost’s website at www.frostbank.com.
Code of Business Conduct and Ethics
      The Board of Directors has adopted a Code of Business Conduct and Ethics to promote the highest legal and ethical business practices by Cullen/ Frost. The Code applies to Directors and Cullen/ Frost employees, including Cullen/ Frost’s Chief Executive Officer, Chief Financial Officer and principal accounting officer. The Code addresses, among other things, honest and ethical conduct, accurate and timely financial reporting, compliance with applicable laws, accountability for adherence to the Code and prompt internal reporting of violations of the Code. The Code is available on Cullen/ Frost’s website at www.frostbank.com. Cullen/ Frost intends to disclose any amendments to or waivers from the Code that apply to its Chief Executive Officer, Chief Financial Officer and principal accounting officer by posting such information on its website at www.frostbank.com.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation and Benefits Committee Report on Executive Compensation
      The Compensation and Benefits Committee of the Board of Directors is composed of three Directors that the Board has determined to be independent within the meaning of the NYSE’s rules. The duties and responsibilities of the Compensation and Benefits Committee, as well as certain components of Cullen/Frost’s compensation philosophy, are set forth below.

Compensation and Benefits Committee Duties and Responsibilities
      The duties and responsibilities of the Compensation and Benefits Committee include, among other things, the following:

•	In consultation with management, to establish Cullen/Frost’s general compensation philosophy and oversee the development of Cullen/Frost’s compensation and benefit programs;

•	To review and approve corporate goals and objectives relevant to the compensation of Cullen/Frost’s Chief Executive Officer, evaluate his performance in light of those goals and objectives, and set his compensation level based on this evaluation.

Certain Components of Cullen/Frost’s Compensation Philosophy

•	Compensation levels should be competitive with the median of comparable financial organizations to attract and maintain a stable, successful management team;

•	Executives’ total compensation packages should depend upon the level of success in meeting specified Company and individual performance goals;

•	Executive ownership of the Company’s Common Stock should be encouraged to align executives’ interests with shareholders’ interests; and

•	Sustained superior performance by individual executives should be rewarded.
      Each year an independent consultant engaged by the Compensation and Benefits Committee provides a comprehensive analysis of competitive market data for senior executives, which compares Cullen/Frost’s compensation practices and programs to a group of comparator companies that have similar business operations, total assets, market capitalizations, and lines of business. These companies include, but are not limited to, the companies in the Standard & Poor’s (“S&P”) Bank Index. The Compensation and Benefits Committee has chosen not to use the S&P’s Bank Index as its sole comparator group for compensation purposes since detailed data for all senior executives at the banks comprising the index is not available.
      The S&P’s Bank Index was used for comparison of total shareholder return shown in the Performance Graph on page 20.
      The elements of Cullen/ Frost’s executive compensation are base salary, annual incentives, and long-term compensation, which are discussed below. The Compensation and Benefits Committee considers all elements of an executive’s total compensation package, including severance plans, insurance, and other benefits, as set forth below.

Base Salary

•	Reviewed annually for each of the Company’s four named executive officers.

•	Based on subjective evaluation of individual performance, achievement, and contribution to growth.

•	May be adjusted to reflect competitive market levels following performance evaluations.

•	May be adjusted to attract and retain appropriate officers.

•	Company base salary levels for the senior executive group were overall slightly above market levels of comparator companies in 2004.

Annual Incentives

•	Designed to promote and reward teamwork as measured by overall corporate performance and also recognize individual contributions.

•	Generally, bonus pools are established when the Company achieves a predetermined level of financial performance, as established by the Compensation and Benefits Committee.

•	Compensation and Benefits Committee has authority to adjust the total bonus pool up or down based on Company’s overall performance.

•	Compensation and Benefits Committee authorized payouts at target for 2004 based on Company’s superior performance.

•	Actual award sizes recognized individual contributions and teamwork.

Long-Term Incentives

•	Size of award depends on levels of responsibility, prior experience, individual performance, and compensation practices at comparator companies.

•	Current stock holdings and the magnitude of outstanding long-term incentives are not considered in making current awards.

Stock Options

•	Primary long-term incentive award.

•	Nonqualified stock options granted at a price not less than the fair market value of Company Common Stock on the date of grant.

•	Size of stock option grants determined based on numerous factors including Company and individual performance, level of responsibility, competitive market, historical awards, and available option pool.

•	Compensation and Benefits Committee’s objective is to deliver a competitive award opportunity.

•	Number awarded varies from year to year.

•	Awards granted in 2004 vest 100% three years from the date of grant.

Restricted Stock

•	Provides executives with immediate link to shareholder interests.

•	Helps maintain a stable executive team.

•	Restricted stock was granted to selected senior executives in 2004 as part of the annual long-term incentive package.

•	Awards granted in 2004 vest 100% four years from the date of grant to promote executive retention.

CEO Compensation
      The Compensation and Benefits Committee continued Mr. Evans’ base salary at $630,000 for 2005, which approximates the median level of CEOs at comparator companies. The Compensation and Benefits

Committee awarded Mr. Evans a bonus of $410,000 for 2004, based on the Company’s superior financial performance and Mr. Evans’ outstanding leadership during 2004. In addition, Mr. Evans was granted 32,700 options with an exercise price of $47.40 as detailed in the table on page 16. Mr. Evans also received 25,000 shares of restricted stock, which will vest in October 2008. As of December 31, 2004, Mr. Evans had beneficial ownership of 803,491 shares of stock, which includes 507,000 shares that he has a right to acquire pursuant to presently exercisable options.

Section 162(m) of the Internal Revenue Code
      Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction to $1,000,000 in a taxable year for compensation paid to each “covered employee” of the Company, which, under Section 162(m), includes the Company’s Chief Executive Officer and the three other named executive officers, unless the compensation is “performance-based”. Under Section 162(m), one condition to qualify compensation as “performance-based” is to establish the amount of an incentive award by an objective formula that precludes any discretion. In order to preserve the Company’s tax deduction, the Compensation and Benefits Committee has approved the Cullen/ Frost Bankers, Inc. Deferred Compensation Plan For Covered Employees. This plan requires that the compensation of a “covered employee” that would exceed the amount deductible under Section 162(m) be deferred until the plan year after he or she ceases to be a “covered employee” or upon his or her death or disability. Currently, Cullen/ Frost’s Chief Executive Officer is the only “covered employee” under this plan. In 2004, $40,000 of the Chief Executive Officer’s annual compensation was deferred into the plan. While the Compensation and Benefits Committee will continue to review the impact of Section 162(m), the Committee also believes it is in the Company’s and shareholders’ best interests to retain the discretionary evaluation of individual performance as provided in the annual incentive plan.

Conclusion
      The Compensation and Benefits Committee believes that Cullen/ Frost’s executive compensation policies and programs effectively serve the interests of the Company and its shareholders. The various compensation arrangements offered are appropriately balanced to provide increased motivation for executives to contribute to the Company’s overall future successes, thereby enhancing the value of the Company for the shareholders’ benefit.
      The Compensation and Benefits Committee will continue to monitor the effectiveness of the Company’s total compensation program to meet the current needs of the Company.

Mary Beth Williamson, Chair
Ruben M. Escobedo
Karen E. Jennings
Compensation and Benefits Committee Interlocks and Insider Participation
      Some of the members of the Compensation and Benefits Committee, and some of these persons’ associates, are current or past customers of one or more of the Company’s subsidiaries. Since January 1, 2004, the transactions between these persons and such subsidiaries have occurred, including borrowings. In the opinion of management, all of the transactions have been in the ordinary course of business, have had substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility. Additional transactions may take place in the future.

Summary of Cash and Certain Other Compensation
SUMMARY COMPENSATION TABLE
      The table below gives information on compensation for the Senior Chairman of Cullen/ Frost, the CEO of Cullen/ Frost and the other most highly compensated executive officers of Cullen/ Frost (collectively, the “named executive officers”).

		Annual Compensation			Long-Term Compensation

				Other Annual	Restricted	Stock Options	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Stock(2)	(# of shares)	Compensation(3)

T.C. Frost	2004	$40,000	$—	$43,528	$—	4,000	$64,150
Senior Chairman	2003	$40,000	$—	$48,510	$—	4,000	$64,150
Cullen/Frost	2002	$30,000	$—	$42,716	$—	4,000	$64,155
Richard W. Evans, Jr.	2004	$630,000	$410,000	$19,821	$1,815,000	32,700	$50,950
Chairman and CEO	2003	$550,000	$410,000	$26,524	$953,000	32,700	$46,552
Cullen/Frost	2002	$550,000	$440,000	$26,737	$728,438	21,800	$47,552
Phillip D. Green	2004	$310,000	$140,000	$2,079	$308,100	9,300	$8,439
Chief Financial Officer	2003	$286,000	$130,000	$1,892	$247,780	9,300	$6,555
Cullen/Frost	2002	$275,000	$150,000	$1,979	$208,125	6,200	$6,895
Patrick B. Frost	2004	$296,000	$133,500	$1,801	$237,000	7,500	$6,110
President,	2003	$286,000	$126,000	$1,892	$190,600	7,500	$5,786
The Frost National Bank,	2002	$275,000	$138,000	$1,979	$166,500	5,000	$6,100
a Cullen/Frost subsidiary

(1)	Represents payments to compensate the named executive officer for income taxes on elective deferrals and Company matching contributions to Cullen/ Frost’s 1991 Thrift Stock Purchase Plan (the “1991 Thrift Plan”), which provides benefits comparable to the Company’s 401(k) Stock Purchase Plan for employees whose participation in the 401(k) Plan is limited by IRS rules. Mr. T.C. Frost’s values include $37,528 to reimburse him for taxes on life insurance premiums paid for by the Company and a $6,000 automobile allowance. Mr. Richard W. Evans’ values include $10,898 to reimburse him for taxes on life insurance premiums paid for by the Company. Amounts for 2003 and 2004 for Mr. Evans include a $6,000 automobile allowance.

(2)	Represents the dollar value of restricted stock awards, based on the closing market price of Company Common Stock on the grant date. The total number of restricted shares and the aggregate market value of such shares held by the named executive officers at December 31, 2004 is as follows: Mr. T.C. Frost, 0 shares valued at $0; Mr. Richard W. Evans 71,875 shares valued at $3,493,125; Mr. Phillip D. Green, 19,250 shares valued at $935,550, and Mr. Patrick B. Frost, 15,000 shares valued at $729,000. Aggregate market value is based on fair market value of $48.60 at December 31, 2004. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to shareholders of unrestricted shares. Stock awarded in 2002, 2003 and 2004 vests at the end of four years from the date of the award.

(3)	Represents total and/or imputed income from certain insurance premiums paid by Cullen/ Frost and the Company’s contributions to the 1991 Thrift Plan. The amounts for insurance premiums and/or imputed income for 2004 were: Mr. T.C. Frost $64,150; Mr. Richard W. Evans $25,450; Mr. Phillip D. Green $2,139; and Mr. Patrick B. Frost $650. The Company’s contribution to the 1991 Thrift Plan for 2004 for these executives was: Mr. T.C. Frost $0; Mr. Richard W. Evans $25,500; Mr. Phillip D. Green $6,300; and Mr. Patrick B. Frost $5,460.

      The following tables provide information on stock options granted to and held by the named executive officers in 2004 under the Cullen/Frost Bankers, Inc. 2001 Stock Plan:
OPTION/ SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted to			Options Term(4)
	Options/SARs	Employees in
Name	Granted(1)	Fiscal Year(2)	Exercise Price(3)	Expiration Date	5%	10%

T. C. Frost	4,000	0.6%	$47.40	10/12/2010	$64,482	$146,288
Richard W. Evans, Jr.	32,700	4.6%	$47.40	10/12/2010	$527,141	$1,195,904
Phillip D. Green	9,300	1.3%	$47.40	10/12/2010	$149,921	$340,120
Patrick B. Frost	7,500	1.0%	$47.40	10/12/2010	$120,904	$274,290

(1)	These options become exercisable on October 12, 2007 and are subject to forfeiture under certain circumstances. Upon a change in control of Cullen/Frost, these options will immediately become exercisable.

(2)	Based on 716,100 options granted to all employees in 2004.

(3)	The exercise price is equal to the closing price of the Company’s Common Stock on the grant date of the option.

(4)	The dollar amounts in these two columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company’s Common Stock. If the price of the Company’s Common Stock does not increase above the exercise price, no value will be realizable from these options.
AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/ SAR VALUES

			Total Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options/SARs at		Options/SARs Held at
	Shares		Fiscal Year-End(#)(1)		Fiscal Year-End($)(2)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

T. C. Frost	110,000	$3,482,665	224,000	12,000	$7,381,640	$170,920
Richard W. Evans, Jr.	174,000	$3,731,611	507,000	87,200	$11,587,540	$715,476
Phillip D. Green	40,000	$775,345	125,000	24,800	$2,645,950	$203,484
Patrick B. Frost	48,000	$1,553,333	202,000	20,000	$5,060,120	$164,100

(1)	Reflects 2-for-1 stock split in 1996 and 1999.

(2)	Total value of options based on closing price of Company Stock on December 31, 2004, which was $48.60.
Other Plans and Agreements

Retirement Plan and Restoration Plan
      Cullen/Frost has a non-contributory Retirement Plan and Trust for Employees of Cullen/Frost Bankers, Inc. and its Affiliates that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974. The Company also has a Restoration Plan that provides benefits in excess of the limits under Section 415 of the Internal Revenue Code and in excess of the limits on eligible earnings set by the Tax Reform Act of 1986. Benefits under such plan are provided in connection with both the Retirement Plan and a previous employee stock ownership plan. The entire cost of the Retirement Plan and Restoration Plan is supported by Cullen/Frost and its subsidiaries. Both of these plans were frozen effective December 31, 2001. There will be no additional accruals of compensation or service under either plan.
      The Pension Plan Table below shows the anticipated annual benefit, computed on a straight line basis, payable under the frozen Retirement Plan and Restoration Plan upon the normal retirement of a vested executive officer of Cullen/Frost at age 65 after 15, 20, 25, 30, 35, 40, 45 and 50 years of credited service (as of December 31, 2001) at specified final average annual compensation levels.
PENSION PLAN TABLE

Final Average	Years of Service as of December 31, 2001
Compensation
(12/31/2001)	15	20	25	30	35	40	45	50

$175,000	$42,979	$57,306	$71,632	$85,958	$100,285	$111,222	$122,160	$133,097
200,000	49,542	66,056	82,570	99,083	115,597	128,097	140,597	153,097
225,000	56,104	74,806	93,507	112,208	130,910	144,972	159,035	173,097
250,000	62,667	83,556	104,445	125,333	146,222	161,847	177,472	193,097
300,000	75,792	101,056	126,320	151,583	176,847	195,597	214,347	233,097
400,000	102,042	136,056	170,070	204,083	238,097	263,097	288,097	313,097
450,000	115,167	153,556	191,945	230,333	268,722	296,847	324,972	353,097
500,000	128,292	171,056	213,820	256,583	299,347	330,597	361,847	393,097
550,000	141,417	188,556	235,695	282,833	329,972	364,347	398,722	433,097
600,000	154,542	206,056	257,570	309,083	360,597	398,097	435,597	473,097
650,000	167,667	223,556	279,445	335,333	391,222	431,847	472,472	513,097
      The frozen Retirement Plan provides a monthly benefit based on a percentage of an eligible employee’s final average compensation based on the highest three years of compensation during the last ten years of service prior to January 1, 2002. Included in “compensation” according to the Retirement Plan are salary, overtime, bonuses, commissions, and wages deferred for the Company 401(k) Plan or used to pay health care premiums, expenses, or parking under the Company Pre Tax Plan (IRS Section 125 Plan). Participants in the Retirement Plan are fully vested in their accrued benefits under such plan upon attaining age 65 or after five years of service, whichever occurs first. Death benefits are provided to married participants who have completed five years of service. Normal retirement is at age 65, but early retirement is available starting at age 55. Early Retirement benefits are provided on a reduced basis. The benefit amounts listed in the table represent amounts payable from the plans and are not subject to any additional deduction for Social Security benefits or other offset amounts.
      The years of credited service under the Retirement Plan as of December 31, 2001 for each person named in the Summary Compensation Table on page 15 are: Mr. T.C. Frost — 52 years; Mr. Richard W. Evans — 31 years; Mr. Phillip D. Green — 21 years; and Mr. Patrick B. Frost — 17 years. Mr. T.C. Frost activated his retirement benefit effective July 1, 1994, but still remains an active employee.
      The Company also maintains a supplemental executive retirement plan (“SERP”). The plan provides for target retirement benefits, as a percentage of annual cash compensation, beginning at age 55. The target percentage is 45% of annual cash compensation at age 55, increasing to 60% at age 60 and later. Benefits under the SERP are reduced dollar-for-dollar by benefits received under the Retirement Plan and Restoration Plan, described previously, and any Social Security benefits. Effective January 1, 2002, SERP benefits will also be reduced by the annuity equivalent of any account balance in the Company’s Profit Sharing Plan at retirement. The Profit Sharing Plan was implemented by the Company effective January 1, 2002. Contributions to the Profit Sharing Plan are made annually to each participant’s account based on the profitability of the Company.

      Mr. Evans currently participates in the SERP. At current salary levels, at age 60, it is estimated that Mr. Evans will receive $211,965 annually. This benefit has been reduced by a projected Profit Sharing Plan account balance.

Change-in-Control Agreements
      Cullen/Frost has change-in-control agreements with three of the four named executives above and other key employees. The main purposes of these agreements are (i) to help executives evaluate objectively whether a potential change in control is in the best interests of shareholders, (ii) to help protect against the departure of executives, thus assuring continuity of management, in the event of an actual or threatened merger or change in control; and (iii) to maintain compensation and benefits comparable to those available from competing employers. “Change-in-control” is generally defined in the agreements as (a) an acquisition of beneficial ownership of 20 percent or more of Cullen/Frost Common Stock by an individual, corporation, partnership, group, association, or other person; (b) certain changes in the composition of a majority of the Board of Directors; or (c) certain other events involving a merger or consolidation of Cullen/Frost or a sale of substantially all of its assets.
      Under the change-in-control agreements, Messrs. Richard W. Evans, Phillip D. Green and Patrick B. Frost could receive severance payments equal to three times their base salary and target bonus if their position is terminated by the Company within two years following a change-in-control, if the termination is for reasons other than cause, death, disability or retirement. “Cause” is generally defined in the agreements as an executive’s (i) willful and continued failure to substantially perform his duties after delivery of a written demand for substantial performance, (ii) willful engagement in conduct materially injurious to Cullen/Frost; or (iii) conviction of a felony. In addition, the change-in-control agreements provide that Messrs. Richard W. Evans, Phillip D. Green and Patrick B. Frost could receive severance payments described above if they terminate their employment for good reason within two years following a change-in-control. “Good reason” is generally defined in the agreements as the occurrence of one or more of the following events: (a) a significant change or reduction in the executive’s responsibilities, (b) an involuntary transfer of the executive to a location that is 50 miles further than the distance between the executive’s current residence and Cullen/Frost’s headquarters, (c) a significant reduction in the executive’s current compensation, (d) the failure of any successor to Cullen/Frost to assume the executive’s change-in-control agreement; or (e) any termination of the executive’s employment that is not effected pursuant to a written notice which indicates the reasons for the termination. The change-in-control agreements also provide for a continuation of certain employee benefits and a tax gross-up payment in an amount necessary to make the executive whole for any excise taxes paid as a result of the severance payments.
Executive Stock Ownership
      The table below lists the number of shares of Cullen/Frost Common Stock beneficially owned by each of the named executive officers and by all Directors, nominees, and named executive officers of Cullen/Frost as a group:

	Shares Owned(1,2)

	Amount and
	Nature of
	Beneficial
Name	Ownership(3)		Percent

T.C. Frost	1,249,922	(4)	2.35%
Richard W. Evans, Jr.	803,491	(5)	1.51%
Phillip D. Green	183,631		0.35%
Patrick B. Frost	361,881	(6)	0.68%
All Directors, nominees and named executive officers as a Group (20 persons)	3,739,521	(7)	7.03%

(1)	Beneficial ownership is stated as of December 31, 2004, except for T.C. Frost, which is stated as of February 10, 2005. The owners have sole voting and investment power for the shares of Company Common Stock reported unless otherwise indicated. Beneficial ownership includes the following shares that the individual had a right to acquire pursuant to stock options exercisable within sixty (60) days from December 31, 2004 (or February 10, 2005, in the case of Mr. T.C. Frost): Mr. T. C. Frost 148,000; Mr. Richard W. Evans, Jr. 507,000; Mr. Phillip D. Green 125,000; Mr. Patrick B. Frost 202,000 and all Directors, nominees and named executive officers as a group 1,273,000.

(2)	Reflects 2-for-1 stock split of the Company’s Common Stock in each of 1996 and 1999.

(3)	Includes the following shares allocated under the 401(k) Stock Purchase Plan for which each beneficial owner has both sole voting and sole investment power: Mr. T.C. Frost 48,284; Mr. Richard W. Evans, Jr. 38,931; Mr. Phillip D. Green 21,252 and Mr. Patrick B. Frost 17,580.

(4)	Includes (a) 663,911 shares held by a limited partnership of which the general partner is a limited liability company of which Mr. T.C. Frost is the sole manager, (b) 336,992 shares held by various trusts of which Mr. T.C. Frost is the trustee, and (c) 33,684 shares held by the Pat and Tom Frost Foundation Trust for which Mr. T.C. Frost disclaims beneficial ownership.

(5)	Includes 120,003 shares held by a family limited partnership of which the general partner is a limited liability company of which Mr. Richard W. Evans, Jr. is the sole manager.

(6)	Includes (a) 43,582 shares held by a trust of which Mr. Patrick B. Frost is the trustee, (b) 12,270 shares held by Mr. Patrick B. Frost’s children for which Mr. Patrick B. Frost is the custodian, and (c) 630 shares held by Mr. Patrick B. Frost’s wife for which Mr. Patrick B. Frost disclaims beneficial ownership.

(7)	Includes 96,462 shares for which Directors, nominees and named executive officers share voting power and investment power with others. Also includes 126,047 shares allocated under the 401(k) Stock Purchase Plan for which the named executive officers have both sole voting power and sole investment power.

PERFORMANCE GRAPH
       The performance graph below compares the cumulative total shareholder return on Cullen/ Frost Common Stock with the cumulative total return on the equity securities of companies included in the Standard & Poor’s 500 Stock Index and the Standard & Poor’s 500 Bank Index. The graph assumes an investment of $100.00 on December 31, 1999 and reinvestment of dividends on the date of payment without commissions. The performance shown in the graph represents past performance and should not be considered to be an indication of future performance.
Cumulative Total Returns
on $100 Investment Made on December 31, 1999

	Dec 31	Dec 31	Dec 31	Dec 31	Dec 31	Dec 31
	1999	2000	2001	2002	2003	2004

Cullen/Frost	$100.00	$166.43	$126.26	$137.12	$174.77	$214.15
S&P 500	$100.00	$91.85	$80.56	$62.72	$80.67	$89.53
S&P 500 Banks	$100.00	$125.52	$126.74	$129.31	$161.93	$181.99

PRINCIPAL SHAREHOLDERS
       At December 31, 2004, the only persons known by Cullen/Frost, based on public filings, to be the beneficial owners of more than five percent of the outstanding Common Stock of Cullen/Frost were as follows:

	Voting Authority				Investment Authority				Amount of
									Beneficial	Percent
Name and Address	Sole	Shared		None	Sole	Shared	None		Ownership(1)	of Class

Cullen/Frost Bankers, Inc.	369,547	1,873	(2)	1,328,490	209,274	87,130	1,403,507	(2)	4,784,037	9.2%
P.O. Box 1600 San Antonio, Texas 78296

(1)	Cullen/Frost owns no securities of Cullen/Frost for its own account. All of the shares are held by Cullen/Frost’s subsidiary bank, The Frost National Bank. The Frost National Bank has reported that the securities registered in its name as fiduciary or in the names of various of its nominees are owned by many separate accounts. The accounts are governed by separate instruments which set forth the powers of the fiduciary with regard to the securities held.

(2)	Does not include 3,084,127 shares held by participants in the Cullen/Frost 401(k) Stock Purchase Plan.
CERTAIN TRANSACTIONS AND RELATIONSHIPS
       Some of the Directors and executive officers of Cullen/Frost, and some of these persons’ associates, are current or past customers of one or more of the Company’s subsidiaries. Since January 1, 2004, transactions between these persons and such subsidiaries have occurred, including borrowings. In addition, the offices of the Hulen Financial Center of The Frost National Bank in Fort Worth, Texas are leased on a long-term basis from OPNB Building J.V., a Texas joint venture of which Mr. R. Denny Alexander, a Director of Cullen/Frost, owns a 13.3 percent interest and is the managing general partner. During 2004, lease payments of $822,677.39 were made by The Frost National Bank and Frost Insurance Agency, Inc. to OPNB Building J.V. In the opinion of management, all of the foregoing transactions, including borrowings, have been in the ordinary course of business, have had substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility. Additional transactions may take place in the future.

APPROVAL OF 2005 OMNIBUS INCENTIVE PLAN
(Item 2 on Proxy Card)
       The Board of Directors has adopted the Plan, subject to shareholder approval. The Plan permits grants of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units, cash-based awards, other stock-based awards and substitute awards. The purpose of the Plan is to enable the Company and its subsidiaries and affiliates to retain and motivate key employees, and to encourage stock ownership by such key employees, by providing them with a means to acquire and increase their proprietary interest in the success of the Company.
      If the Plan is approved by shareholders, it will become effective as of May 18, 2005 and will expire on May 18, 2015. In addition, if the Plan is approved by shareholders, the Company will not, as of the Plan’s effective date, grant any future awards under the Cullen/Frost Bankers, Inc. 2001 Stock Plan (the “2001 Plan”). In general, the Plan updates the 2001 Plan to permit certain awards to be considered “qualifying performance-based compensation” under Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of remuneration in excess of $1,000,000 paid by a public corporation to certain “covered employees” unless it is qualifying performance-based compensation. Under regulations promulgated pursuant to Section 162(m), at least three conditions must be satisfied in order for compensation to qualify as performance-based: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals, (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by shareholders before payment and (iii) a committee of the board of directors that is comprised solely of two or more “outside directors” must certify that the performance goals have been satisfied before payment. Notwithstanding the adoption of the Plan and its submission to shareholders, the Company reserves the right to pay its employees, including participants in the Plan, other amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code.
      The Plan is summarized below. The summary is subject, in all respects, to the terms of the Plan, which is attached as Annex B to this Proxy Statement.
Administration of the Plan
      The Compensation and Benefits Committee of the Board is responsible for administering the Plan and has the discretionary power to:

•	interpret the terms and intent of the Plan and any Plan-related documentation;

•	determine eligibility for awards and the terms and conditions of awards; and

•	adopt Plan-related rules, regulations, forms, instruments, and guidelines.
      Determinations of the Compensation and Benefits Committee made under the Plan will be final and binding. The Compensation and Benefits Committee may delegate its administrative duties and powers under the Plan to one or more of its members or to one or more officers, agents or advisors of the Company and its subsidiaries and affiliates. The Committee may also delegate to one or more officers the power to designate other employees (other than executive officers) to be recipients of awards.
Eligibility and Participation
      Employees of the Company and its subsidiaries and affiliates who are selected by the Compensation and Benefits Committee will be eligible to participate in the Plan. There are currently approximately 300 eligible employees.

Shares Available for Awards
      The maximum number of shares available under the Plan will be 4,000,000 shares of the Company’s Common Stock. Of the shares available, no more than 400,000 of such shares may be granted pursuant to full value awards, which are awards settled in shares other than ISOs, NQSOs and SARs.
      Shares covered by an award will be counted against the shares available under the Plan only to the extent that such shares are issued. However, the full number of SARs granted that are to be settled by the issuance of shares will be counted against the shares available under the Plan, regardless of the number of shares actually issued upon the settlement of such SARs. Shares related to awards that are (i) terminated by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, (ii) settled for cash in lieu of shares or (iii) exchanged with the Compensation and Benefits Committee’s permission, prior to the issuance of shares, for awards not involving shares, will, in each case, be available again for grant under the Plan.
Limits on Awards
      The Plan imposes annual per-participant award limits, as follows:

•	The maximum number of shares of Company Common Stock subject to stock options that may be granted to a participant in a calendar year is 400,000 plus the participant’s unused limit for stock options as of the end of the prior year.

•	The maximum number of shares of Company Common Stock subject to SARs that may be granted to a participant in a calendar year is 400,000 plus the participant’s unused limit for SARs as of the end of the prior year.

•	The maximum number of shares of restricted stock or restricted stock units that may be granted to a participant in a calendar year is 150,000 plus the participant’s unused limit for restricted stock or restricted stock units as of the end of the prior year.

•	The maximum number of performance shares or performance units that may be granted to a participant in a calendar year is 150,000 shares or the value of 150,000 shares determined as of the date of vesting or payout, as applicable, plus the participant’s unused limit for performance shares or performance units as of the end of the prior year.

•	The maximum amount of cash-based awards that may be granted to a participant in a calendar year is $2,000,000 plus the participant’s unused limit for cash-based awards as of the end of the prior year.

•	The maximum number of shares of Company Common Stock subject to other stock-based awards that may be granted to a participant in a calendar year is 150,000 plus the participant’s unused limit for other stock-based awards as of the end of the prior year.
      The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation and Benefits Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, other than normal cash dividends.
Types of Awards
      Under the Plan, the Compensation and Benefits Committee may grant various types of awards. A description of each of the types of awards is set forth below.

Stock Options
      The Plan permits the Compensation and Benefits Committee to grant options to purchase the Company’s Common Stock. Stock options can be both ISOs and NQSOs. The exercise price for stock options cannot be less than the fair market value of the Company’s Common Stock on the date of grant. Fair market value under the Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid with cash or its equivalent or, subject to the sole discretion of the Compensation and Benefits Committee, with previously acquired shares of Company Common Stock, by means of a broker-assisted exercise or by other means approved by the Compensation and Benefits Committee. The expiration date for stock options cannot be later than the tenth anniversary of the date of grant.

Stock Appreciation Rights
      The Compensation and Benefits Committee may grant SARs under the Plan either alone or in tandem with stock options. The grant price of a SAR cannot be less than the fair market value of the Company’s Common Stock on the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the exercise price of the tandem option. SARs cannot be exercised later than the tenth anniversary of the date of grant.
      Freestanding SARs may be exercised on such terms as the Compensation and Benefits Committee determines, and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive shares of Company Common Stock that are equal in value to the difference between the fair market value of the Company Common Stock subject to the SAR, determined as described above, and the grant price.

Restricted Stock and Restricted Stock Units
      Under the Plan, the Compensation and Benefits Committee may award shares of restricted stock and restricted stock units. Restricted stock awards consist of shares of Company Common Stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units are awards that result in a transfer of shares of Company Common Stock, cash or a combination thereof to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder of the Company and is entitled to dividend and voting rights, whereas a holder of restricted stock units is treated as a shareholder only to the extent that shares of Company Common Stock are delivered in the future. The Compensation and Benefits Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

Performance Shares and Performance Units
      The Compensation and Benefits Committee may grant performance shares and performance units under the Plan. Performance shares will have an initial value that is based on the fair market value of the Company’s Common Stock on the date of grant. Performance units will have an initial value that is determined by the Compensation and Benefits Committee. Generally, performance shares and performance units may be paid in the form of shares of Company Common Stock, cash or a combination thereof, as determined by the Compensation and Benefits Committee.
      Performance shares and performance units will be earned only if performance goals are met over performance periods established by or under the direction of the Compensation and Benefits Committee. The performance goals may vary from participant to participant, group to group and period to period. The performance goals for performance shares and performance units and any other awards granted under the Plan that are intended to constitute “qualified performance-based compensation” will be based upon one or more of the following:

•	net earnings or net income (before or after taxes);

•	earnings per share;

•	net sales or revenue growth;

•	net operating profit;

•	return measures (including return on assets, capital, invested capital, equity, sales or revenue);

•	cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	earnings before or after taxes, interest, depreciation, and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	market share;

•	customer satisfaction;

•	working capital targets;

•	economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

•	performance against budget.
      The Compensation and Benefits Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met. The Compensation and Benefits Committee may provide in an award that any evaluation of performance may include or exclude any of the following events that occur during the applicable performance period:

•	asset write-downs;

•	litigation, claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or provisions affecting reporting results;

•	reorganization and restructuring programs;

•	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to shareholders for the applicable year;

•	acquisitions or divestitures; and

•	foreign exchange gains and losses.

      Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation and Benefits Committee has the discretion to adjust such awards downward. In addition, the Compensation and Benefits Committee has the discretion to make awards that do not qualify as performance-based compensation.

Cash-Based Awards
      The Plan permits the Compensation and Benefits Committee to grant cash-based awards. The terms and conditions of the awards, including whether vesting is dependent upon the achievement of specific performance goals, will be determined by the Compensation and Benefits Committee. Payment under any cash-based award will be made in Company Common Stock or cash, as determined by the Compensation and Benefits Committee.

Other Stock-Based Awards
      Under the Plan, the Compensation and Benefits Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than stock options, SARs, restricted stock, restricted stock units or performance shares. The terms and conditions of each other stock-based award will be determined by the Compensation and Benefits Committee. Payment under any other stock-based awards will be made in Company Common Stock or cash, as determined by the Compensation and Benefits Committee.

Substitute Awards
      If the Company or a subsidiary acquires or combines with another company, the Compensation and Benefits Committee may grant substitute awards in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards. The terms and conditions of each substitute award will be determined by the Compensation and Benefits Committee. Payment under any substitute award will be made in Company Common Stock or cash, as determined by the Compensation and Benefits Committee.
Transferability and Other Terms of Awards
      The Plan provides that neither ISOs nor, except as the Compensation and Benefits Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a participant’s lifetime, an ISO and, except as the Compensation and Benefits Committee may determine, other nontransferable awards requiring exercise, may be exercised only by the recipient.
      If provided in an award agreement, a participant’s rights to an award may be subject to the participant agreeing not to compete with the Company or its subsidiaries or affiliates, and not to solicit the business or employees of the Company or its subsidiaries or affiliates. In addition, participants may be subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by the Company of gain realized under awards.
      To comply with applicable law in other countries in which the Company and its subsidiaries and affiliates operate or may operate or have employees, the Compensation and Benefits Committee may modify the terms of awards made to such participants or establish a subplan for such participants.
Amendment of Awards or Plan
      The Compensation and Benefits Committee may at any time alter, amend, modify, suspend, or terminate an outstanding award or the Plan or in whole or in part. No amendment of an outstanding award may adversely affect the rights of a participant under the award without his or her consent, unless specifically provided for in the Plan. No amendment of the Plan will be made without shareholder approval if shareholder approval is required by applicable law.

Termination of Employment
      The Compensation and Benefits Committee will determine how each award will be treated following termination of the participant’s employment with or service for the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.
Change of Control of the Company
      If there is a change of control of the Company, then, at the time of such change of control, all awards whose exercisability is based on satisfaction of a service obligation will vest and become fully exercisable, and any other equity awards will be treated as determined by the Compensation and Benefits Committee in connection with the grant of such awards.
      Furthermore, unless a replacement award is provided to a participant to replace an award upon a change of control, the Compensation and Benefits Committee may determine that any or all outstanding awards granted under the Plan, whether or not then-exercisable, will be cancelled and terminated, and that the participant holding such cancelled or terminated award will receive a cash payment (or shares, other securities or a combination of cash, shares and other securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a share of Company Common Stock in connection with such transaction and the purchase price per share, if any, under the award multiplied by the number of shares of Company Common Stock subject to the award. However, if such product is zero or less or to the extent that the award is not then exercisable, the award will be cancelled and terminated without any payment. Alternatively, the Compensation and Benefits Committee may provide that the period to exercise stock options or SARs granted under the Plan will be extended, but not beyond the expiration date of such stock options or SARs.
      An award qualifies as a replacement award if it meets all the following conditions:

•	it has a value at least equal to the value of the replaced award as determined by the Compensation and Benefits Committee in its sole discretion;

•	it relates to publicly traded equity securities of the Company or its successor following the change of control or another entity that is affiliated with the Company or its successor following the change of control; and

•	its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award.
      A replacement award may take the form of a continuation of the replaced award if the requirements listed above are met. The Compensation and Benefits Committee, as constituted immediately before the change of control, in its sole discretion, will determine whether the requirements for a replacement award are satisfied.
      Under the Plan, a change of control may be triggered if:

•	a person becomes the beneficial owner of 20% or more of the Company’s then-outstanding securities eligible to vote for the election of the Board of Directors;

•	a merger, consolidation or sale of the Company or one of its subsidiaries that requires approval of the Company’s shareholders is consummated, unless, immediately following such transaction, (1) the Company’s shareholders own more than 60% of the surviving corporation’s securities eligible to elect the directors of the surviving corporation, (2) no person beneficially owns 20% or more of the surviving corporation’s securities eligible to elect the directors of the surviving corporation and (3) at least 50% of the directors of the surviving corporation were members of the Board of Directors of the Company prior to the transaction.

•	during a period of two consecutive years, Directors serving on the Board of Directors of the Company at the beginning of such period cease to constitute a majority of the Board; or

•	a liquidation, dissolution or sale of all or substantially all of the Company’s assets is approved.
Certain Federal Income Tax Consequences
      Set forth below is a summary of certain federal income tax consequences of the issuance and receipt of stock options under the Plan under the law as in effect on the date of this Proxy Statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, or non-U.S. taxes.

Incentive Stock Options
      A participant will not be subject to tax upon the grant of an ISO or upon the exercise of an ISO. However, the excess of the fair market value of the shares of Company Common Stock on the date of exercise over the exercise price paid will be included in a participant’s alternative minimum taxable income. Whether a participant is subject to the alternative minimum tax will depend on the participant’s particular circumstances. The participant’s basis in the shares received will be equal to the exercise price paid, and the participant’s holding period in the shares will begin on the day following the date of exercise.
      If a participant disposes of the shares of Company Common Stock on or after the later of (1) the second anniversary of the grant date of the ISO and (2) the first anniversary of the exercise date of the ISO (the “statutory holding period”), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the participant’s basis in the shares. If a participant disposes of the shares before the end of the statutory holding period, the participant will have engaged in a “disqualifying disposition.” As a result, the participant will be subject to tax:

•	on the excess of the fair market value of the shares on the exercise date (or the amount realized on the disqualifying disposition, if less) over the exercise price paid, as ordinary income; and

•	on the excess, if any, of the amount realized on the disqualifying disposition over the fair market value of the shares on the exercise date, as capital gain.
      If the amount a participant realizes from a disqualifying disposition is less than the exercise price paid (i.e., the participant’s basis) and the loss sustained upon such disposition would otherwise be recognized, a participant will not recognize any ordinary income from such disqualifying disposition and instead the participant will recognize a capital loss. In the event of a disqualifying disposition, the Company or one of its subsidiaries can generally deduct the amount recognized as ordinary income by the participant.
      The current position of the Internal Revenue Service is that income tax withholding and FICA and FUTA taxes (“employment taxes”) do not apply upon the exercise of an ISO or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the ISO.

Nonqualified Stock Options
      A participant will not be subject to tax upon the grant of an NQSO. Upon exercise of an NQSO, an amount equal to the excess of the fair market value of the shares of Company Common Stock acquired on the exercise date over the exercise price paid is taxable to the participant as ordinary income, and such amount is generally deductible by the Company or one of its subsidiaries. This amount of income will be subject to income tax withholding and employment taxes. The participant’s basis in the shares of Company Common Stock received will equal the fair market value of the shares on the exercise date, and the participant’s holding period in such shares will begin.

Other Federal Income Tax Consequences
      In general, under Section l62(m) of the Internal Revenue Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the Plan may be subject to this deduction limit. However, under Section l62(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Plan has been designed so that the Compensation and Benefits Committee in its discretion may grant qualifying exempt performance-based awards under the Plan.
      Under the so-called “golden parachute” provisions of the Internal Revenue Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.
      If any award granted under the Plan is considered deferred compensation under Section 409A of the Internal Revenue Code, then certain requirements must be met to have the deferral be effective for federal tax purposes. These requirements include:

•	time periods for making the election to defer;

•	limitations on distributions; and

•	a prohibition on accelerating the time or schedule of any payment of deferred amounts except in circumstances permitted by the United States Department of the Treasury.
      If the requirements set forth above are not met, a participant will immediately be taxed on such purportedly deferred amounts, a penalty of 20% of such amounts deferred after December 31, 2004 will be imposed, and penalty interest will accrue at the underpayment rate plus one percent.
New Plan Benefits
      The benefits or amounts under the Plan that will be received by or allocated to the Company’s CEO, other named executive officers and employees who are not executive officers are discretionary and, accordingly, are not presently determinable. In addition, the benefits or amounts that would have been received by or allocated to such persons for 2004 if the Plan had been in effect cannot be determined.
Additional Information Regarding Cullen/ Frost’s Equity Compensation Plans
      The Company currently maintains equity compensation plans. The following table provides information as of December 31, 2004 regarding equity based compensation awards outstanding and available for future grants, segregated between equity compensation plans approved by shareholders and equity compensation plans not approved by shareholders. The information with respect to the total number of shares available for future grants set forth in the table includes 1,061,773 shares available for future grant under the 2001 Plan and 98,000 shares available for future grant under the Cullen/ Frost Bankers, Inc. 1997 Director Stock Plan. The

table does not include information regarding the Plan. If the Plan is approved by shareholders, the Company will not, as of the Plan’s effective date, grant any future awards under the 2001 Plan.

	Number of Shares
	to Be Issued Upon	Weighted-Average Exercise	Number of Shares
	Exercise of	Price of Outstanding	Available for
Plan Category	Outstanding Awards	Awards	Future Grants

Plans approved by shareholders	6,043,950	$30.29	1,159,773
Plans not approved by shareholders	—	—	—

Total	6,043,950	$30.29	1,159,773

Other Matters
      The closing price of the Company’s Common Stock reported by the New York Stock Exchange Composite Transactions Reporting System for April 8, 2005, was $45.25 per share.
      The Board of Directors recommends a vote “for” approval of the Plan.

SELECTION OF AUDITORS
(Item 3 on Proxy Card)
      The Board of Directors recommends that the shareholders of the Company ratify the selection of Ernst & Young LLP, certified public accountants, as independent auditors of Cullen/Frost. Ernst & Young LLP has audited the financial statements of Cullen/Frost since 1969.
      Neither Cullen/Frost’s Articles of Incorporation nor Bylaws requires that the shareholders ratify the selection of Ernst & Young LLP as its independent auditors. Cullen/Frost is doing so because it believes it is a matter of good corporate practice. Should the shareholders not ratify the selection, the Audit Committee will reconsider its determination to retain Ernst & Young LLP, but may elect to continue to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that the change would be in the best interests of Cullen/Frost and its shareholders.
      The following table provides information on fees paid by Cullen/Frost to Ernst & Young LLP.
Fees Paid To Independent Auditors

	2004	2003

Audit Fees(1)	$703,410.00	$498,250.00
Audit-Related Fees(2)	$233,912.00	$228,415.00
Tax Fees(3)	$28,229.00	$51,236.00
All Other Fees	$0.00	$0.00

Total Fees	$965,551.00	$777,901.00

(1)	Audit fees for 2004 include fees for the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

(2)	Audit-related fees are fees for audits of employee benefit plans, audits of Trust Department collective investment funds, internal control reviews of Trust Department employee benefit operations and consultation concerning financial accounting and reporting standards.

(3)	Tax fees are fees for review of the tax return, assistance with examination by taxing authorities, preparation of the Form 5500 for the employee retirement plan and for the Trust Department collective investment funds and consultation and technical advice on tax matters.
      The Audit Committee pre-approves each audit and non-audit service provided by Ernst & Young LLP to Cullen/Frost. Pursuant to the Audit Committee’s charter, the Audit Committee has delegated to each of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.
      Representatives from Ernst & Young LLP are not expected to be present at the Annual Meeting. If any shareholder desires to ask Ernst & Young LLP an appropriate question, management will ensure that the question is sent to them and that an appropriate response is made directly to the shareholder.
AUDIT COMMITTEE REPORT
      The purpose of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of Cullen/Frost’s financial statements, (ii) Cullen/Frost’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the independent auditors and Cullen/Frost’s internal audit function. The Audit Committee operates pursuant to a written charter that is attached hereto as Annex A and met six times in 2004. The Board has determined that each member of the Audit Committee is independent within the meaning of the NYSE’s rules and the SEC’s rules. The Board has also determined that each member of the Audit Committee is “financially literate” and that at least one member of the Audit Committee has “accounting or related financial management expertise,” in each case within the meaning of the NYSE’s rules. In addition, the Board has determined that Mr. Ruben M. Escobedo is an “audit committee financial expert” within the meaning of the SEC’s rules.
      Management of Cullen/ Frost is responsible for the preparation, presentation and integrity of Cullen/ Frost’s financial statements, for the effectiveness of internal control over financial reporting and for the maintenance of appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Cullen/ Frost’s financial statements, expressing an opinion as to conformity with generally accepted accounting principles and auditing management’s assessment of internal control over financial reporting. Members of the Audit Committee are not full-time employees of Cullen/ Frost and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Accordingly, as described above, the Audit Committee provides oversight of the responsibilities of management and the independent auditors.
      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence.
      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Cullen/ Frost’s Annual Report on Form 10-K for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.

Eugene H. Dawson, Sr., Chair
Isaac Arnold, Jr.
Royce S. Caldwell
Ruben M. Escobedo
Richard M. Kleberg, III

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
       Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers to file reports with the Securities and Exchange Commission and the NYSE relating to their ownership and changes in ownership of the Company’s Common Stock. Based on information provided by the Company’s Directors and executive officers and a review of such reports, the Company believes that all required reports were filed on a timely basis during 2004, except that due to inadvertent administrative oversight, Mr. Harry H. Cullen made a late filing related to the termination of a family trust; Mr. Richard W. Evans, Jr. made a late filing related to gifts of Common Stock to his children and Mr. Richard M. Kleberg, III made a late filing with respect to a sale of Common Stock.
SHAREHOLDER PROPOSALS
       To be eligible under the Securities and Exchange Commission’s shareholder proposal rule (Rule 14a-8) for inclusion in Cullen/ Frost’s proxy statement, proxy card, and presentation at Cullen/ Frost’s 2006 Annual Meeting of Shareholders (currently scheduled to be held on April 27, 2006), a proper shareholder proposal must be received by Cullen/ Frost at its principal offices no later than December 19, 2005. For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at Cullen/ Frost’s 2006 Annual Meeting, timely notice thereof must be received by Cullen/ Frost not less than 60 days nor more than 90 days before the date of the meeting (for a April 27, 2006 meeting, the date on which the 2006 Annual Meeting is currently scheduled, notice is required by no later than February 26, 2006). The notice must be in the manner and form required by Cullen/ Frost’s Bylaws. If the date of the 2006 Annual Meeting is changed, the dates set forth above will change.
OTHER MATTERS
       Management of Cullen/ Frost knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, the enclosed proxy card confers discretionary authority on the persons named as proxies to vote the shares represented by the proxy as to those other matters.

By Order of the Board of Directors,

STAN McCORMICK
Corporate Secretary
Dated: April 18, 2005
      A copy of Cullen/ Frost’s 2004 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Cullen/ Frost Bankers, Inc., Attention: Greg Parker, 100 West Houston Street, San Antonio, Texas 78205. In addition, shareholders may obtain copies of Cullen/ Frost’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, as well as the charters for its Audit Committee, Compensation and Benefits Committee and Corporate Governance and Nominating Committee, by writing to the same address.

ANNEX A
AUDIT COMMITTEE CHARTER
(Amended and Restated as of January 27, 2005)

I.	Committee Membership
      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Cullen/ Frost Bankers, Inc. (“Cullen/ Frost”) shall be comprised of three or more directors, each of whom the Board has determined is “independent” under the then-existing rules of the New York Stock Exchange, Inc., the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, the Federal Deposit Insurance Corporation Improvement Act of 1991 and other applicable law and regulation. The Board shall also determine that each member of the Committee is “financially literate” and that one member has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Committee is an “audit committee financial expert,” as defined by the SEC.
      No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in Cullen/ Frost’s annual proxy statement.
      The members of the Committee shall be appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.
      The Committee shall designate one member of the Committee as its chairperson.

II.	Committee Structure and Operations
      The Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Committee should meet separately periodically with management, the director of the internal audit department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of Cullen/ Frost or Cullen/ Frost’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

III.	Purposes of the Committee
      The purposes of the Committee are (i) to assist Board oversight of (A) the integrity of Cullen/ Frost’s financial statements, (B) Cullen/ Frost’s compliance with legal and regulatory requirements, (C) the independent auditors’ qualifications and independence, and (D) the performance of the independent auditors and Cullen/ Frost’s internal audit function; and (ii) to prepare the report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in Cullen/ Frost’s annual proxy statement.
      The function of the Committee is oversight. The management of Cullen/ Frost is responsible for (i) the preparation, presentation and integrity of Cullen/ Frost’s financial statements, (ii) the effectiveness of internal control over financial reporting and (iii) the maintenance of appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of Cullen/ Frost’s annual financial statements, reviewing Cullen/ Frost’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management’s assessment of the effectiveness of internal control over financial reporting (commencing the fiscal year ending December 31, 2004), preparing the reports required by this Charter and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of Cullen/ Frost and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

IV.	Duties and Responsibilities of the Committee
      To carry out its purposes, the Committee shall have the following duties and responsibilities:

A.	With respect to the independent auditors,

1.	To be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including the resolution of disagreements between management and the independent auditors regarding financial reporting (it being understood that the independent auditors shall report directly to the Committee);

2.	To pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

3.	To obtain annually from the independent auditors a formal written statement of the following categories of fees billed by the independent auditors in each of the last two fiscal years: (a) the audit of Cullen/ Frost’s annual financial statements and reviews of the financial statements included in Cullen/ Frost’s Quarterly Reports on Form 10-Q for those fiscal years; (b) assurance and related services not included in clause (a) that are reasonably related to the performance of the audit or review of Cullen/ Frost’s annual or quarterly financial statements in the aggregate and by each service; (c) tax compliance, tax consulting and tax planning services, in the aggregate and by each service; and (d) all other services rendered by the independent auditors, in the aggregate and by each service;

4.	To obtain annually from the independent auditors a formal written statement (the “Auditors’ Statement”) (it being understood that the independent auditors are responsible for the accuracy and completeness of the Auditors’ Statement) describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (c) (to assess the auditors’ independence) all relationships between the independent auditors and Cullen/ Frost, including at least the matters set forth in Independence Standards Board No. 1;

5.	To discuss with the independent auditors any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of Cullen/ Frost’s independent auditors;

6.	To take into account the opinions of management and Cullen/ Frost’s internal audit department in assessing the independent auditors’ qualifications, performance and independence;

7.	To review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

8.	To discuss with the independent auditors the timing and process for implementing the rotation of the lead audit partner, concurring partner and any other active audit engagement team partner; and

9.	To obtain from the independent auditors in connection with any audit a timely report relating to Cullen/ Frost’s annual audited financial statements describing: (a) all critical accounting policies and practices used, (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (c) the ramifications of using such alternative disclosures and treatments, (d) the treatment preferred by the independent auditors, and (e) any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

B.	With respect to the internal audit department,

1.	To review the appointment and replacement of the director of the internal audit department; and

2.	To advise the director of the internal audit department that he or she is expected to provide to the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal audit department and management’s responses thereto;

C.	With respect to accounting principles and policies, financial reporting and internal control over financial reporting,

1.	To advise management, the internal audit department and the independent auditors that they are expected to provide to the Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

2.	To consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, or other professional standards, including reports and communications related to:

•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles;

•	reviews of interim financial information conducted by the independent auditors; and

•	the responsibilities, budget and staffing of Cullen/ Frost’s internal audit function;

3.	To meet with management, the independent auditors and, if appropriate, the director of the internal audit department:

•	to discuss the scope of the annual audit;

•	to review and discuss the annual audited financial statements and other financial disclosures in Cullen/ Frost’s annual report on Form 10-K, the quarterly financial statements and other financial disclosures in Cullen/ Frost’s quarterly reports on Form 10-Q, and Cullen/ Frost’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal audit department or the independent auditors, relating to Cullen/ Frost’s financial statements;

•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any “management” or “internal control” letter issued by the independent auditors to Cullen/ Frost;

•	to review the form of opinion the independent auditors propose to render to the Board and shareholders; and

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in Cullen/ Frost’s selection or application of accounting principles, and major issues as to the adequacy of Cullen/ Frost’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Cullen/ Frost;

4.	To inquire of Cullen/ Frost’s Chief Executive Officer and Chief Financial Officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Cullen/ Frost’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in Cullen/ Frost’s internal control over financial reporting;

5.	To discuss guidelines and policies governing the process by which senior management of Cullen/ Frost and the relevant departments of Cullen/ Frost assess and manage Cullen/ Frost’s exposure to risk, and to discuss Cullen/ Frost’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

6.	To obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

7.	To discuss any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or Cullen/ Frost’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

8.	To discuss and review the type and presentation of information to be included in earnings press releases;

9.	To discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

10.	To establish procedures for the receipt, retention and treatment of complaints received by Cullen/ Frost regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Cullen/ Frost employees of concerns regarding questionable accounting or auditing matters; and

11.	To establish hiring policies for employees or former employees of the independent auditors;

D.	With respect to Committee reports and recommendations,

1.	To prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in Cullen/ Frost’s annual proxy statement; and

2.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

V.	Delegation to Subcommittee
      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

VI.	Performance Evaluation
      The Committee shall assist in the preparation of an annual performance evaluation of the Committee, which shall be conducted in accordance with the procedures established by the Corporate Governance and Nominating Committee of the Board. The performance evaluation must compare the performance of the Committee with the requirements of this Charter, and it should also recommend to the Board any improvements to this Charter deemed necessary or desirable by the Committee.

VII.	Resources and Authority of the Committee
      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

ANNEX B
2005 OMNIBUS INCENTIVE PLAN
Article 1.     Establishment, Purpose, and Duration
      1.1     Establishment. Cullen/Frost Bankers, Inc. (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2005 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
      This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
      This Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
      1.2     Purpose of this Plan. The purpose of this Plan is to enable the Company and its Subsidiaries and Affiliates to retain and motivate key employees, and to encourage stock ownership by such key employees, by providing them with a means to acquire and increase their proprietary interest in the success of the Company.
      1.3     Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no new Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board or (b) the Effective Date.
Article 2.     Definitions
      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
      2.1     “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
      2.2     “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
      2.3     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, or Substitute Awards, in each case subject to the terms of this Plan.
      2.4     “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award.
      2.5     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
      2.6     “Board” or “Board of Directors” means the Board of Directors of the Company.
      2.7     “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

      2.8     “Change of Control” means any of the following events:

(a)	any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (a) shall not be deemed to be a Change of Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) a transaction (other than one described in (b) below) in which Company Voting Securities are acquired from the Company, if a majority of the incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (D) does not constitute a Change of Control under this paragraph (a);

(b)	the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among (and only among) the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least 50% of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; or

(c)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) or (b) of this section) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change of Control of the Company shall then occur.
      2.9     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
      2.10     “Committee” means the Compensation and Benefits Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan; provided that the Committee shall consist of three or more directors, each of whom is (1) an “independent” director under the New York Stock Exchange’s listing requirements, (2) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (3) an “outside director” within the meaning of Section 162(m) of the Code and the applicable regulation thereunder. However, if a member of the Committee does not meet each of the foregoing requirements, the Committee may delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The term “Committee” includes any such committee or subcommittee, to the extent of the Executive Compensation and Development Committee’s delegation. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.
      2.11     “Company” means Cullen/Frost Bankers, Inc. and any successor thereto as provided in Article 22 herein.
      2.12     “Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.
      2.13     “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
      2.14     “Effective Date” has the meaning set forth in Section 1.1.
      2.15     “Employee” means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.
      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
      2.17     “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.
      2.18     “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. Notwithstanding anything to the contrary, the Committee’s determination of FMV for the exercise price for stock options and SARs, shall be consistent with the meaning of “fair market value” under Section 409A of the Code.
      2.19     “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7.
      2.20     “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.
      2.21     “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
      2.22     “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.
      2.23     “Net Income” means the consolidated net income before taxes for a Plan Year, as reported in the Company’s annual report to stockholders or as otherwise reported to stockholders.
      2.24     “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
      2.25     “Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.
      2.26     “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
      2.27     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
      2.28     “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
      2.29     “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
      2.30     “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.
      2.31     “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

      2.32     “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
      2.33     “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
      2.34     “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
      2.35     “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
      2.36     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
      2.37     “Plan” means the Cullen/Frost Bankers, Inc. 2005 Omnibus Incentive Plan.
      2.38     “Plan Year” means the calendar year.
      2.39     “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
      2.40     “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.
      2.41     “Share” means a share of common stock of the Company, $0.01 par value per share.
      2.42     “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.
      2.43     “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
      2.44     “Substitute Awards” means grants by the Company of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in compliance with Section 409A of the Code, in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
      2.45     “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
      2.46     “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
Article 3.     Administration
      3.1     General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
      3.2     Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement and, subject to Article 17, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.
      3.3     Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) only the Committee may select and grant Awards to Participants who are Covered Employees or who are subject to Section 16 of the Exchange Act; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.	Shares Subject to this Plan and Maximum Awards
      4.1     Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan on or after the Effective Date (the “Share Authorization”) shall be four million (4,000,000) Shares.

(b)	Of the Shares reserved for grant under Section 4.1(a) of this Plan, no more than four hundred thousand (400,000) of the reserved Shares may be granted pursuant to Full Value Awards.

(c)	Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be four million (4,000,000) Shares.
      4.2     Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued; provided, however, that the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The Shares available for grant under this Plan may be authorized and unissued Shares or treasury Shares.

      4.3     Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be four hundred thousand (400,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be four hundred thousand (400,000) plus the amount of the Participant’s unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

(d)	Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares, or equal to the value of one hundred fifty thousand (150,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant’s unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed two million dollars ($2,000,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Cash-Based Awards as of the close of the previous Plan Year.

(f)	Other Stock-Based Awards: The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.
      4.4     Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
      The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance

Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
      Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.
Article 5.     Eligibility and Participation
      5.1     Eligibility. Individuals eligible to participate in this Plan include all Employees.
      5.2     Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.
Article 6. Stock Options
      6.1     Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.
      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.
      6.3     Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant except for grants of Substitute Awards.
      6.4     Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
      6.5     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant. Options issued in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of this Article, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the Incentive Stock Option was granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed one hundred thousand dollars ($100,000) (or such other limit as may be required by the Code).
      6.6     Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the

Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
      A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and (c); or (e) any other method approved or accepted by the Committee in its sole discretion. The Committee, in its sole discretion, shall have the right to suspend payment of the Option Price pursuant to clauses (b), (c), (d) or (e) of the preceding sentence.
      Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
      6.7     Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
      6.8     Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares acquired pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
Article 7.     Stock Appreciation Rights
      7.1     Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided however, that no SARs shall be granted that constitute deferred compensation under Section 409A. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.
      Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
      The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option which may be lower than FMV of the Shares if the Tandem SAR is added to an Option after the grant date of the Option.

      7.2     SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
      7.3     Term of SAR. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
      7.4     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
      7.5     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
      7.6     Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
      The payment upon SAR exercise shall be in Shares (determined according to the FMV of a Share on the date of exercise).
      7.7     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
      7.8     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8.	Restricted Stock and Restricted Stock Units
      8.1     Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
      8.2     Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
      8.3     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
      8.4     Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:
      The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Cullen/ Frost Bankers, Inc. 2005 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Cullen/ Frost Bankers, Inc.
      8.5     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
      8.6     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
      8.7     Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.	Performance Units/ Performance Shares
      9.1     Grant of Performance Units/ Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
      9.2     Value of Performance Units/ Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/ Performance Shares that will be paid out to the Participant.
      9.3     Earning of Performance Units/ Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Performance Shares shall be entitled to receive payout on the value and number of Performance Units/ Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
      9.4     Form and Timing of Payment of Performance Units/ Performance Shares. Payment of earned Performance Units/ Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/ Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
      9.5     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10.	Cash-Based Awards and Other Stock-Based Awards
      10.1     Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.
      10.2     Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
      10.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
      10.4     Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.
      10.5     Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 11.	Transferability of Awards
      11.1     Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; Awards shall not be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.
      11.2     Committee Action. The Committee may, in its discretion, upon written request from a Participant, determine that notwithstanding Section 11.1, any or all of the Participant’s Awards (other than ISOs) shall be transferable to and exercisable by a transferee, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that only the Participant to which the Award had been granted, a “family member” (as defined below in Section 11.4 below) of such Participant, or a charity may be a transferee of such Award. Such a request and determination may be made at the time an Award is granted or at any time thereafter.
      11.3     Domestic Relations Orders. Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.
      11.4     Family Member. For purposes of Section 11.2, “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

Article 12.	Performance Measures
      12.1     Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets;

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(r)	Performance against budget.
      Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.
      12.2     Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
      12.3     Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

      12.4     Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13.     Dividend Equivalents
      Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents may, in the sole discretion of the Committee, accrue interest or be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.
Article 14.     Benefits Upon Death
      Awards remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to the Participant’s estate and may be exercised by the Participant’s executor, administrator, or authorized legal representative.
Article 15.     Rights of Participants
      15.1     Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment for any specified period of time.
      Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
      15.2     Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
      15.3     Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 16.     Change of Control
      16.1     Change of Control. If at any time there shall occur a Change of Control, then the time at which all then-outstanding Stock Options and Stock Appreciation Rights may be exercised shall be accelerated and the Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable at the time of such Change of Control, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company, any Subsidiary or an Affiliate thereof shall vest in full and be free of restrictions related to the vesting of such Awards at the time of such Change of Control. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

      Except to the extent that another Award meeting the requirements of Section 16.2 (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”), the Committee may, in its sole discretion, (i) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor; or (ii) provide that the period to exercise Stock Options or Stock Appreciation Rights shall be extended (but not beyond the expiration of such Stock Option or Stock Appreciation Right).
      16.2     Replacement Awards. An Award shall meet the conditions of this Section 16.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 16.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
Article 17.     Amendment, Modification, Suspension, and Termination
      17.1     Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and, if applicable, the New York Stock Exchange Listed Company Manual issuer rules.
      17.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
      17.3     Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.
      17.4     Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.
Article 18.     Withholding
      18.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
      18.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
Article 19.     Successors
      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 20.     General Provisions
      20.1     Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

      20.2     Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
      20.3     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
      20.4     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
      20.5     Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
      20.6     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
      20.7     Inability to Obtain Authority. The inability or failure of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
      20.8     Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
      20.9     Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

      20.10     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
      20.11     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
      20.12     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
      20.13     Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified), welfare benefit plans or employment contracts or arrangements unless such other plan or contract or arrangement expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
      20.14     No Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. However, the Committee may permit deferrals of compensation pursuant to the terms of an individual’s Award, a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.
      20.15     Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
      20.16     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or engage in any other type of transaction; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
      20.17     No Golden Parachute Payments. Notwithstanding any other provision in this Plan to the contrary, the Company shall not be required to make any payment under this Plan or an Award Agreement that would be a golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act that is prohibited by applicable law.
      20.18     Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
      20.19     Indemnification. Subject to requirements of Texas law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an employee of the Company to whom authority was delegated in accordance with Article 3, (each, an “Indemnified Person”) shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be available to an Indemnified Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Indemnified Person giving rise to the indemnification claim resulted from such Indemnified Person’s bad faith, fraud or willful criminal act or omission.
      The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ê DETACH PROXY CARD HERE ê

PLEASE BE CERTAIN THAT YOU HAVE DATED AND SIGNED THIS PROXY. RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.	☒ Votes must be indicated (X) in Black or Blue ink.

(1) ELECTION OF DIRECTORS					FOR	AGAINST	ABSTAIN

Class III:	R. Denny Alexander, Carlos Alvarez, Royce S. Caldwell, Ruben M. Escobedo, Ida Clement Steen.		(2)	The approval of the Cullen/Frost Bankers, Inc. 2005 Omnibus Incentive Plan.	☐	☐	☐
FOR all nominees listed ☐ above	WITHHOLD AUTHORITY to vote for all nominees ☐ listed above	*EXCEPTIONS all nominees except ☐ those listed below	(3)	To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost Bankers, Inc. for the fiscal year that began January 1, 2005.	☐	☐	☐
*Exceptions				To change your address, please mark this box.			☐

S C A N L I N E

Signature should correspond with the printed name appearing hereon. When signing in a fiduciary or representative capacity, give full title as such, or when more than one owner, each should sign.
	Date	Share Owner sign here	Co-Owner sign here

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF CULLEN/FROST BANKERS, INC.

The undersigned hereby revoking all proxies previously granted, appoints T.C. FROST, RICHARD W. EVANS, JR., and PATRICK B. FROST, and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. on May 18, 2005 and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated on the reverse.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be dated and signed on the reverse.)

CULLEN/FROST BANKERS, INC.
P.O. BOX 11142
NEW YORK, N.Y. 10203-0142